EXHIBIT 10.34
                                      LEASE

THIS LEASE, dated for reference purposes as May 11, 1998 is made and entered into by and between George W. Hendricks and Barbara J. Hendricks, hereinafter called "Lessor", and ADVANCED TECHNICAL PRODUCTS, a Delaware corporation qualified to do business in Nebraska, by and through its division, LINCOLN COMPOSITES, hereinafter called "Lessee", WITNESSETH:

1. PREMISES LEASED: Subject to the terms and conditions herein contained, the Lessor hereby leases to the Lessee the following described premises, hereinafter called the "premises", to wit:

                          6801 Cornhusker Highway
                          Hendricks 2nd Addition, Lot 1,
                          Lancaster County, Nebraska

2. TERM: This lease shall become effective on May 11, 1998 and shall continue, for an initial term of 7 months and 21 days ending December 31, 1998, but automatically renewing for successive six months terms thereafter until June 30, 2013, unless: (i) Lessee has terminated the Lease by giving at least 60 days written notice prior to the end of any term.

3. USE: The Lessee shall use and occupy the premises for a warehouse and related activities and manufacturing and related activities and for no other purpose. The Lessee shall not use the premises nor permit them to be used for any unlawful business or purpose whatsoever.

4. RENTAL: The Lessee shall pay to the Lessor rent, in monthly installments on the 1st day of each month throughout the term of this Lease. Payment of rent is to be received by the Lessor on or before the 15th day of each calendar month. The following chart reflects the rents payable for all terms, including initial term and renewals.

  RENT / SQ.
     FT.      # OF MONTHS         DATES              MONTHLY RENT FOR PREMISES
     ---      -----------         -----              -------------------------
    $4.20         1-62       5/1/98 - 6/30/2003               $17,150

    $4.64        63-122    7/1/2003 - 6/30/2008               $18,947

    $5.12       123-182    7/1/2008 - 6/30/2013               $20,907

SECURITY DEPOSIT: No Security Deposit shall be paid in connection with this Lease.

5. UTILITIES AND OTHER SERVICES: The Lessor shall not be required to furnish to the Lessee any utilities or services of any kind.

6. REPAIR AND MAINTENANCE: The Lessee shall, at his sole expense, keep the interior of the premises, including all windows, doors and glass, in as good order and repair as it was upon the commencement of this lease, reasonable wear and tear and damage by fire excepted. Lessee shall also maintain the premises in a clean and orderly condition, and shall not cause the exterior of the building or any part of the real property upon which the premises are situated to become littered, disorderly or unsightly in any manner. The Lessor shall keep the structural supports, exterior walls and roof of the building in good order and repair. On default of Lessee in making such repairs, replacements or maintaining a clean and orderly condition, Lessor may, but shall not be required to, make such repairs, replacements or cleaning or shall take other necessary action for Lessee's account, and the expense there of shall be payable of Lessee to Lessor within ten days after written notice thereof. Any damage caused or repairs necessitated with respect to the leased premises or the building and real property of which the leased premises are a part, by excessive wear and tear resulting from the operation of the business of Lessee, or from willful or negligent acts on the part of Lessee, its employees, agents, invitees or contractors, shall be the responsibility of Lessee and lessee shall reimburse Lessor for any expense incurred in connection therewith.

7. CHARGES FOR UTILITIES: The Lessee shall pay all charges for gas, electricity, light, heat, power, water and telephone used or supplied upon or in connection with the premises and shall indemnify the Lessor against any liability on account thereof. It is the intention that Lessee pay for all utilities for the premises of any kind.

8. CONDITION OF PREMISES: Except with respect to completing the floor and construction of one men's and one women's restroom and environmental conditions that may exist on the premises including, but not limited to, soil and groundwater contamination, the Lessee has examined the premises and is satisfied with the "AS IS" physical condition thereof, including all equipment and appurtenances, and his taking possession thereof shall be conclusive evidence of his receipt thereof in good and satisfactory order and repair, unless otherwise specified therein. Lessee acknowledges that no representation as to the condition or repair of the premises has been made by or on behalf of the Lessor, except as herein expressed, and likewise acknowledges that no agreement or promise to decorate, alter, repair or improve the premises including all equipment and appurtenances, either before or after the execution hereof, has been made by or on behalf of the Lessor, except as stated herein. Except with respect to completing the floor, one men's and one women's restroom and environmental conditions that may exist on the premises including, but not limited to, soil and groundwater contamination, the occupancy by Lessee of the leased premises shall constitute an acknowledgment by Lessee that the leased premises are in the condition called for by this Lease and that Lessor has performed all of the Lessor's work with respect thereto and that all construction and/or remodeling required in accordance with the terms of this Lease have been fully and satisfactorily completed in accordance with the terms hereof. Lessee shall have the right, but not the obligation, to conduct environmental investigations on the premises including, but not limited to, soil and/or groundwater sampling at any time during the initial term or extension of the Lease.

9. RESTRICTIONS ON ASSIGNMENT, SUBLETTING AND USE:

     9.1 Assignment and Subletting. Lessee agrees not to assign or in any manner transfer this Lease or any estate or interest therein without the previous written consent of Lessor which consent should not be unreasonably withheld; and, not to sublet the premises or any part or parts thereof or allow anyone to come in with, through or under him without like consent. Any change in control of Lessee shall be deemed a transfer, which will require prior written consent of Lessor. Consent by the Lessor to one assignment of this Lease or to one subletting or to any other occupancy of said premises shall not operate to exhaust the Lessor's right hereunder.

     9.2 Use. Lessee shall not use or permit the premises to be used for any purpose other than as above stated, nor permit any change in occupancy or any transfer of this Lease by operation of law or otherwise, nor make any alterations, additions or improvements TO THE PREMISES, without the written consent of the Lessor first obtained. Lessee will not invalidate any policies of insurance now or hereafter in force with respect to said building and will pay all extra insurance premiums if any, required on account of extra risk caused by the Lessee's use of the premises. Any construction, remodeling, additions, improvements or fixtures, except movable office furniture and trade fixtures, shall be made or installed by the Lessee upon the premises only after the Lessor has given written consent hereto, and shall become the property of the Lessor, and shall remain and be surrendered in good condition with the premises as a part thereof at the termination of this Lease, by lapse of time or otherwise. If Lessor is required in its sole discretion to make alterations or improvements to the premises as a result of the nature of Lessee's business, whether to comply with the provisions of Paragraph 9 or otherwise, Lessee shall bear the cost thereof. Lessee agrees to pay promptly for any work done or material furnished in or about the premises and not to suffer or permit any lien to attach to the premises and Lessee further agrees to cause any such lien or any claims therefor to be released promptly; provided, however, that in the event lessee contests any such claim, lessee agrees to indemnify and secure Lessor to Lessor's satisfaction. Notice is hereby given that no mechanic's or materialmen's or other liens sought to be taken or vested on the premises or the building of which the premises is a part shall in any manner affect the right, title or interest of the Lessor therein, and that Lessee shall have no authority from Lessor to permit or create any such lien. No Items of any kind shall be stored or left for any period of time outside of the confines of the leased premises without the prior written consent of Lessor. Lessee shall maintain a constant temperature of no less than 35 degrees Fahrenheit in the leased premises.

10. COMPLIANCE WITH LAW: The Lessee shall accomplish any construction or remodeling with respect to the leased premises (including any plans relating thereto), and shall keep the premises and operate his business therein, in a manner which shall be in material compliance with all applicable laws, ordinances, rules and regulations of the city, county, state and federal government and any department thereof, will not permit the premises to be used for any unlawful purpose, and will protect the Lessor and save Lessor and the premises harmless from any and all fines and penalties that may result from or be due to any infractions or non-compliance with such laws, ordinances, rules and regulations, except where such fines or penalties relate to conditions existing on the premises prior to the effective date of this Lease.

     10.1 Use of Hazardous Materials. Lessee shall not allow non-controlled release of hazardous materials as defined by the Environmental Protection Agencies of the State and Federal Governments. Lessee shall keep the premises in material compliance with any and all federal, state and local laws, ordinances and regulations relating to industrial hygiene or to environmental conditions on the premises; PROVIDED, HOWEVER, THAT LESSEE SHALL HAVE NO OBLIGATION OR RESPONSIBILITY TO MAKE THE PREMISES COMPLIANT IF SUCH NON-COMPLIANCE EXISTED BEFORE THE DATE OF THIS LEASE.

     10.2 Indemnification. Lessee hereby agrees to indemnify and hold harmless Lessor and any successors to lessor's interest, from and against any and all claims, damages and liabilities arising in connection with the Lessee's presence, use, storage, disposal or transport of any hazardous materials on, from or about the premises or the property on which the premises are located, from and after the date of this Lease. Lessor hereby agrees to indemnify and hold harmless Lessee from and against any and all claims, damages and liabilities arising in connection with the use, storage, disposal or transport of any hazardous materials on, from or about the premises or the property on which the premises are located prior to the date of this Lease or after the date of this Lease if unrelated to Lessee's use, storage, disposal or transport of any hazardous materials. The indemnification obligations set forth in this paragraph shall survive the termination or expiration of this Lease.

     10.3 Notice. Should Lessor or Lessee, during the term of this Lease, become aware of any material non-compliance with any federal, state or local laws, ordinances or regulations relating to industrial hygiene or to environmental conditions on the premises, it shall immediately notify the other party. The responsible party shall promptly take steps necessary to achieve material compliance with such laws, ordinances or regulation.

11. TERMINATION PRIVILEGES UPON DAMAGE BY FIRE OR OTHER CASUALTY: In case the premises, or any part there of, shall at any time be destroyed or damaged by fire or other casualty, without the fault of the Lessee, so that the same shall be unfit for use or occupancy, then the rent hereby reserved, or a fair and just proportion thereof, according to the nature and extent of the damage sustained in loss of use or occupancy, shall be suspended, cease to be payable and so continue until the premises shall be rebuilt or made fit for use and occupancy. If such damage to the premises or to the building in which the premises are situated is to the extent of fifty percent (50%) or more, or, if the premises have been damaged to the extent that they can no longer be utilized as an integrated whole, then this Lease may be terminated at the election of the Lessee or Lessor, notice of which election, if exercised, shall be given in writing within forty-five (45) days from the date of casualty. In the event that the building containing the premises is totally destroyed or work to put the premises in tenantable condition is not commenced within forty-five (45) days from the time of such damage and continued thereafter, with reasonable diligence, all things being considered, then this Lease may be terminated at the election of the Lessee, notice of which election, if exercised, must be given in writing within sixty (60) days from the date of casualty or at any time thereafter during the period of repair if the work to put the premises in tenantable condition is not being pursued with reasonable diligence.

12. PERSONAL PROPERTY AT RISK OF LESSEE: Except as provided in paragraphs 10.2 and 26, all personal property in the premises shall be at the risk of the Lessee only. Except as provided in paragraphs 10.2 and 26, the Lessor shall not be or become liable for any damage to such personal property, to the premises or to Lessee or any other persons or property as a result of water leakage, sewerage, electric failure, gas or odors or for any damage whatsoever done or occasioned by or from any plumbing, gas, water or other pipes or any fixtures, equipment, wiring or appurtenances whatsoever, or for any damage caused by water, snow or ice being or coming upon the premises, or for any damage arising from any act or neglect of other tenants, occupants or employees of the building in which the premises are situated or arising by reason of the use of, or any defect in, said building or any of the fixtures, equipment, wiring or appurtenances therein, or by the act or neglect of any other person or caused in any other manner whatsoever.

13. INSURANCE PROVIDED BY LESSEE: During the term of this lease, the Lessee shall, at its own expense and with a company satisfactory to Lessor, provide and maintain in full force and effect an insurance policy or policies protecting the Lessor and Lessee and their officers and employees against any loss, liability or expense from personal injury, death, property damage or otherwise arising or occurring upon or in connection with the premises or by reason of the Lessee's operations upon or occupancy of the premises. The Lessor shall be an additional insured under such policy or policies. Such insurance shall be written by responsible insurance companies satisfactory to the Lessor and shall be in an amount not less then $500,000 for injuries to any one person, not less than $1,000,000 for injuries to more than one person arising out of any one accident or occurrence, and not less than $100,000 for damage to property. All such policies shall contain endorsements waiving the insurer's rights of subrogation against Lessor for any reason. Certificates of insurance showing compliance with the foregoing requirements shall be furnished by the Lessee to the Lessor. Such certificates shall state that policies will not be canceled nor altered without at least ten (10) days prior written notice to the Lessor.

LESSEE SHALL MAINTAIN AT ALL TIMES DURING THE TERM OF THE LEASE, FIRE AND EXTENDED COVERAGE INSURANCE ON THE BUILDING AND IMPROVEMENTS OF WHICH THE PREMISES ARE A PART IN AN AMOUNT ADEQUATE TO COVER THE COST OF REPLACEMENT IN THE EVENT OF LOSS.

14. CONDEMNATION OF PREMISES: In the event that the whole of the demised premises shall be condemned or taken in any manner for any public or quasi-public use, this lease shall terminate as of the date of vesting of title. In the event that either a portion of the premises or the building of which the premises are a part is condemned or taken by eminent domain proceedings so as to render the premises substantially unusable, then in such event. Lessee shall have the right to cancel and terminate this agreement as of the date of such taking upon giving to Lessor notice in writing of such election within thirty
(30) days after the receipt by Lessee from Lessor of written notice of such appropriation or taking. In the event that only a part of the premises shall be so condemned or taken and such taking shall not render the premises substantially unusable, then, effective as of the date of vesting of title, the rent hereunder for such part shall be equitably abated and this lease shall continue as to such part not so taken. In the event that only a part of the building shall be so condemned or taken, then if substantial structural alteration or reconstruction of the building shall, in the reasonable opinion of Lessor, be necessary or appropriate as a result of such condemnation or taking (whether or not the premises be affected), lessor may, at its option, terminate this lease and the term herein granted as of the date of such vesting of title by notifying Lessee in writing within sixty (60) days following the vesting of title. Any termination hereunder shall be without prejudice to the rights of either the Lessor or the Lessee to recover compensation from such public authority for any loss or damages caused by such taking. Neither Lessor nor Lessee shall have any right in or to any award made to the other by such public authority; provided, however, to the extent that Lessee is not allowed by local law to make a recovery against such public authority, Lessor shall receive such condemnation award and Lessee hereby expressly assigns to Lessor any and all right, title and interest in and to such award.

15. LESSEE'S PAYMENT OF INCREASE IN TAXES: During the term of this Lease and any extension of renewal thereof, the Lessee shall annually pay, as an additional obligation hereunder, any increase in the amount of the regular real estate taxes becoming due and payable during each year with respect to the land and building of which the premises form a part over and above the amount of such taxes that would have been due and payable based on the 1998 assessed value prior to improvements made by Lincoln Composites. Such additional payment shall be made within fifteen (15) working days after notice of payment by the Lessor. A tax bill shall be sufficient evidence of the amount of any such taxes. If this Lease or any extension or renewal thereof shall terminate on a date other than the last day of the calendar year, then such tax payment shall be computed as above provided on a prorate basis for that portion of the calendar year which shall have elapsed up to and including such termination date.

16. LESSEE'S DEFAULT, BANKRUPTCY, ETC: Should a petition in bankruptcy be filed by the Lessee, whether for reorganization, rehabilitation or otherwise, or should the Lessee be adjudged bankrupt or insolvent by any court, or should a trustee or receiver in bankruptcy or a receiver of any property of the Lessee by appointed in any suit or preceding by or against the Lessee, this Lease shall automatically terminate unless the Lessor shall waive such termination provisions in writing delivered to the Lessee within fifteen (15) days after the date when Lessor has received notice of such occurrence. Should default be made by the Lessee in the payment of rental herein reserved, or any part thereof or any other payments provided herein to be made, when and as herein provided; or should Lessee make default in performing, fulfilling, keeping or observing any of the Lessee's other covenants, conditions, provisions or agreements herein contained after 30 days notice from the Lessor, or should the premises become vacant or abandoned, or should this Lease by operation of law pass to any person other than the Lessee, or should the leasehold interest be levied upon under execution, then and in any of such events, the Lessor may, if the Lessor so desires without demand or notice to the Lessee or any other person, at once declare this Lease had not been made, without prejudice, however, to any right of actin or remedy of the Lessor in respect to any breach by the Lessee of any of the covenants herein contained, including, but not limited to, all of those remedies set forth hereinafter. Should any of the events hereinbefore specified occur, whether or not Lessor has elected to terminate this Lease as provided herein, the Lessor shall nevertheless have and is hereby given the right to reenter the premises, with legal process, and to remove the Lessee's signs and all property and effects of the Lessee or other occupants of said premises, and if the Lessor so desired, to relet the premises or any part thereof AT THE FAIR MARKET VALUE OF THE PREMISES, AND upon such terms, to such person or persons and for such period or periods as may seem proper to the Lessor. In case of such reletting, the Lessee shall be liable to the Lessor for the difference between the rents and payments herein reserved and agreed upon for the residue of the entire stipulated term of this Lease and the net rent for such residue of the term realized by the Lessor by such reletting, such net rent to be determined by deducting from the entire rent received by Lessor from such reletting the expense of recovering possession, reletting, altering and repairing the premises and collecting rent therefrom; and the Lessee here by agrees to pay such deficiency each month as the same may accrue, the Lessee to pay to the Lessor, within five (5) days after the expiration of each month during such residue of the term, the difference between the rent and payment for said month as fixed by this Lease and the net amount realized by the Lessor from the premises during said month. At Lessor's option, and at any time after the occurrence of an event of default as hereinbefore specified, whether or not the Lessor has collected any additional rentals or monthly deficiencies after the occurrence of such event of default, and whether or not the Lessor has elected to terminate this Lease, the Lessor shall be entitled to recover from the Lessee, and the Lessee shall pay to the Lessor, on demand, as and for liquidated and agreed to final damages for the Lessee's default, an amount equal to the difference between the rent and additional rent reserved hereunder for the unexpired portion of the Lease term and the then fair and reasonable rental value or the leased property for the same period. In the computation of such damages, the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the leased property for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the premises or any part thereof is relet by the Lessor for the unexpired term of this Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission, or tribunal, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part of the whole of the leased premises so relet during the term of the reletting period.

17. ADDITIONAL PAYMENTS: All taxes, insurance premiums, costs and expenses which the Lessee assumes or agrees to pay hereunder shall constitute contractual obligations of Lessee hereunder, and in the event of nonpayment the Lessor shall have all of the rights and remedies herein provided for in the case of nonpayment of rent or breach of condition, and may consolidate such obligations or pursue remedies individually.

18. RULES AND REGULATIONS: The Lessee shall materially comply with all such reasonable rules and regulations as do not conflict with the provisions of the lease and as Lessor may establish uniformly through the building from time to time provided that Lessee is notified in writing thereof.

19. SIGNS AND OTHER IDENTIFICATION: Except as required by federal, state or local laws, regulations or ordinances, Lessee shall not place or erect any signs or identifying marks, insignia or advertising on or about the leased premises on the building or real property of which the leased premises are a part without written approval of the Lessor, SUCH APPROVAL NOT TO BE WITHHELD UNREASONABLY.

20. SUBORDINATION OF LEASE TO MORTAGES: This lease shall be subject and subordinate at all times to the lien of existing mortgages and of mortgages which hereafter may be made a lien on the premises. Although no instrument or act on the part of the Lessee shall be necessary to effectuate such subordination, the Lessee will nevertheless execute and deliver such further instruments subordinating this lease to the lien of any such mortgages as may be desired by the mortgagee. The Lessee hereby irrevocably appoints the Lessor his attorney-in-face to execute and deliver any such instruments for the Lessee. Provided, however, and notwithstanding the foregoing provisions hereof, upon foreclosure of the mortgage with the mortgagee succeeding to the rights of the Lessor, the Lessee shall, at the option of said mortgagee, attorn to the mortgagee as follows:

(a) Lessee shall be bound to the mortgagee under all of the terms of the lease for the balance of the term hereof remaining with the same force and effect as if the mortgagee were the Lessor under the lease, and Lessee hereby attorn to the mortgagee as its Landlord, such attornment to be effective and self-operative, without the execution of further instrument of the part of either of the parties hereto, and immediately upon the mortgagee succeeding to the interest of Lessor under this lease and having given written notice of the same to Lessee. The respective rights and obligations of Lessee and of the mortgagee upon such attornment shall to the extent of the remaining term of the lease be the same as now set.

(b) The mortgagee shall be bound to the Lessee under all of the terms of this lease, and the Lessee shall, from and after such event, have the same remedies against the mortgagee for the breach of an agreement contained in this lease that the Lessee might have had under lease against the Lessor hereunder. In no event, however, shall the mortgagee be liable for any act or omission of any prior Lessor, be subject to any offsets of defenses which Lessee might have against any prior Lessor, or be bound by any rent or additional rent which the Lessee might have paid to any prior Lessor for more than the current month.

21. SURRENDER INVALID UNLESS WRITTEN: No surrender of the premises for the remainder of the term hereunder shall be binding upon the Lessor unless accepted by the Lessor in writing. Without limiting the generality of the foregoing, it is agreed that the receipt or acceptance of the keys to the premises by the Lessor shall not constitute an acceptance of a surrender of the premises.

22. HOLDING OVER: IF LESSEE GIVES NOTICE OF TERMINATION AS PROVIDED IN SECTION 2, BUT REMAINS IN possession of the premises after the expiration of either the original term of this lease or any extended term, such possession shall be as a month-to-month tenant only. During such month-to-month tenancy, unless otherwise agreed in writing by Lessor, rent shall be payable at one and one-half times the rate as that in effect during the last month of the preceding term, and the provisions of this Lease shall otherwise be applicable.

23. WAIVER: One or more waivers of any provision of this lease by the Lessor shall not be construed as a waiver of a subsequent breach of the same provision, and the Lessor's consent or approval to or of any act by the Lessee requiring such consent or approval shall not be deemed to waive or render unnecessary the Lessor's consent or approval to or of any subsequent similar act by the Lessee.

24. NOTICES: Any and all notices or demand required or permitted to be given hereunder shall be deemed to be properly served if sent by registered or certified mail, postage prepaid, or by facsimile, with transmission confirmed, addressed to the Lessor at:

                  George W. Hendricks and Barbara J. Hendricks (Phone
                  420-6503)
                  6503 Long Tree Circle
                  Lincoln, Nebraska 68521

            cc:   David D. Zwart, Baylor, Evnen, Curtiss, Grimit & Witt
                 (Phone 475-1075)
                  206 South 13th Street, Suite 1200
                  Lincoln, Nebraska 68508
                  (Fax 475-9515)
or addressed to the Lessee at:      Advanced Technical Products
                                    Lincoln Composites Division
                                    4300 Industrial Ave.
                                    Lincoln, Nebraska  68524
                                    Phone 402-464-8211
                                    FAX   402-464-2247

or at such other addresses as either party may hereafter designate in writing to the other. Any notice or demand so mailed shall be effective for all purposes at the time of deposit thereof in the United States mail.

25. NO OTHER AGREEMENTS: This Lease contains the entire understanding and agreement of the parties, supersedes all prior understandings and agreements and cannot be revised, adjusted or modified unless in writing signed by the party against whom the same is to be enforced.

26. INDEMNIFICATION: Except for claims arising out of acts caused by the negligence of Lessor or its representatives, Lessee shall indemnify and defend Lessor and the leased property, at Lessee's expense, against all claims, expenses and liabilities, including but not limited to reasonable attorneys' fees incurred in successfully pursuing any of Lessor's legal remedies hereunder or in defending itself in legal proceedings of any kind, arising from (a) failure of Lessee to perform any covenant required to be performed by Lessee hereunder; (b) any accident, injury or damage which shall happen in or about the leased premises, or resulting from the condition, maintenance or operation of the leased premises; (c) failure to comply with any requirements of any governmental authority; (d) any construction lien or security agreement filed against the leased premises or any equipment or material therein; and (e) any act or negligence of Lessee, or its agents, contractors, employees or licensees.

      Except for claims arising OUT of acts caused by the negligence of Lessee or its representatives, Lessor shall indemnify and defend Lessee and the leased property, at Lessor's expense, against all claims, expenses and liabilities, including but not limited to reasonable attorney's fees incurred in successfully pursuing any of Lessee's legal remedies hereunder or in defending itself in legal proceedings of any kind, arising from (a) failure of Lessor to perform any covenant required to be performed by Lessee hereunder; (b) any accident, injury or damage which shall happen in or about the leased premises, or resulting from the condition, maintenance or operation of the leased premises; (c) failure to comply with any requirements of any governmental authority; (d) any construction lien or security agreement filed against the leased premises or any equipment or material therein; and (e) any act or negligence of Lessor, or its agents, contractors, employees or licensees.

27. EXPLANATORY PROVISIONS: The provisions of this lease shall be binding upon, inure to the benefit of and apply to the respective heirs, executors, administrators, successors and assigns of the parties hereto. The masculine pronoun, wherever used, shall include the feminine and neuter, and the singular shall include the plural. Headings are given to the paragraphs of this lease solely as a convenience to facility reference and shall not be deemed material or relevant to the construction of the lease or any provisions thereof.

IN WITNESS WHEREOF, the parties here to have executed this lease on the dates set forth below.

                                                Lessor

/s/ ROGER P. LEMPKE                             /s/ GEORGE W. HENDRICKS
Witness                                         /s/ BARBARA HENDRICKS

                                                Lessee
                                                Advanced Technical Products
                                                By: Lincoln Composites Division


/s/ ANN STUTHEIT                                By: /s/ JAMES E. FULLER
Witness                                               James E. Fuller, President

                                                Date: 5/4/98